Exhibit 10.51

SECOND AMENDMENT TO ROLLOVER AND MASTER BRANDING AGREEMENT

This SECOND AMENDMENT TO ROLLOVER AND MASTER BRANDING AGREEMENT (“Amendment”) is made between GPM Petroleum, LLC (“JOBBER”), a Delaware limited liability company with offices at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227, and Marathon Petroleum Company LP (“MPC”), a Delaware limited partnership with offices at 539 South Main Street, Findlay, Ohio 45840, each a “Party” and together, the “Parties”.

WHEREAS, MPC and JOBBER entered into a Rollover and Master Branding Agreement dated January 4, 2019, as amended by First Amendment to the Rollover and Master Branding Agreement dated April 1, 2019 (the “Agreement”); and

WHEREAS, the Parties have agreed to amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set out below, the Parties agree:

1. The Agreement is amended by the deletion of the current text of Section 1(p) in its entirety and replacing it with the following:

“(p) “Select Terminals” means the light products terminals located in Florida, Kentucky, Illinois, Indiana, Ohio, Michigan, North Carolina, South Carolina, Tennessee, Virginia and Wisconsin from which MPC makes available MARATHON® branded motor fuels for purchase by its jobber class of trade; provided, however, in the event MARATHON® branded gasoline or MARATHON® branded distillate becomes unavailable for any reason at any terminal within the foregoing list, then MPC may designate, in writing, another terminal in lieu of such terminal, in MPC’s reasonable discretion, and such terminal shall be deemed one of the Select Terminals for purposes of the Agreement. “Select Terminal” means any one of the Select Terminals.”

2. Except for the provisions of the Agreement specifically addressed in this Amendment, all other provisions of the Agreement will remain in full force and effect.

3. Capitalized terms used but not defined in this Amendment have the meaning ascribed to such terms in the Agreement.

4. This Amendment constitutes the entire agreement among the Parties regarding this subject matter and may be amended or modified by a written instrument signed by each of the Parties.

5. This Amendment supersedes any other prior agreements or understandings of the Parties relating to the subject matter specifically contained herein. JOBBER acknowledges that because it is not relying on any statements made by MPC to JOBBER, other than in this Amendment, regarding the subject matter of this Amendment, JOBBER shall have no basis for bringing any claim for fraud in connection with any such statements.

6. This Amendment is effective April 1, 2019.

7. The Parties may execute this Amendment in one or more counterparts, each of which will be deemed to be an original, and all of which, collectively, constitute one agreement. The signatures of all of the Parties need not appear on the same counterpart, and delivery of pages including an executed counterpart signature page by electronic means is as effective as executing and delivering this Amendment in the presence of the other Party.

8. Each Party hereby represents and warrants to the other that (a) the person executing this Amendment on behalf of such Party has been duly authorized to execute and deliver this Amendment and (b) this Amendment is binding upon such Party in accordance with the terms hereof. By signing this Amendment, MPC and JOBBER acknowledge full acceptance of all the terms of the Agreement and the amendment of the Agreement as provided herein.

9. The Parties may execute this Amendment electronically with the intent that such electronic signature will have the same effect as a handwritten original signature. By signing electronically, JOBBER and MPC acknowledge that they have read, understand and hereby agree to be bound by the electronic signatures applied to this Amendment in the same manner as if such Parties had signed this Amendment with handwritten original signatures.

Each of the Parties are signing this Amendment on the date indicated with its signature(s) below.

GPM PETROLEUM, LLC

By:	/s/ Arie Kotler
Its: Chief Executive Officer

By:	/s/ Chris Giacobone
Its: Chief Operating Officer

MARATHON PETROLEUM COMPANY LP
By: MPC Investment LLC, its General Partner

By:	/s/ Cynthia J. Clark
Its: Vice President Light Products Marketing East

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